UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2010

CHINA GREEN AGRICULTURE, INC.

 (Exact name of Registrant as specified in charter)

Nevada	000-18606	36-3526027
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

3rd Floor, Borough A, Block A.
No.181 South Taibai Road
Xi’an, Shaanxi Province
People’s Republic of China 710065

(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (011)-86-29-88266368

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐  Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange   Act   (17CFR240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 7.01.          Regulation FD Disclosure.

On Monday, September 13, 2010, China Green Agriculture, Inc. (the “Company”) issued  two press releases providing (i) details on its purchase of 88-arce land at Hu County, Xi’an in September 2009 and the acquisition of Beijing Gufeng Chemical Products Co, Ltd. in July 2010; and (ii) details on its filings including its filings and payments to State Administration of Taxation, or SAT, in the People’s Republic of China and the annual filings with the State Administration of Industry and Commerce, or SAIC. A copy of the press releases is attached hereto as Exhibit 99.1 and 99.2, respectively.

On Monday, September 13, 2010, at approximately 10:00 a.m. Eastern Time, the Company will present at the Rodman & Renshaw Annual Global Investment Conference in New York City.  A copy of the planned slide presentation to be used in connection with presentations to and conversations with investors is attached hereto as Exhibit 99.3.

The information contained herein and in the accompanying exhibits are being furnished pursuant to “Item 7.01.  Regulation FD Disclosure.”  The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any of the registrant’s filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description

99.1	Press Release titled China Green Agriculture, Inc. Provides Details on Land Purchase and Gufeng Acquisition, dated September 13, 2010.

99.2	Press Release titled China Green Agriculture, Inc. Provides Details on PRC Tax and SAIC Filings dated September 13, 2010.

99.3	PowerPoint slide presentation of China Green Agriculture, Inc. dated September 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 13, 2010

CHINA GREEN AGRICULTURE, INC.
(Registrant)

By:	/s/ Tao Li
Tao Li,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release titled China Green Agriculture, Inc. Provides Details on Land Purchase and Gufeng Acquisition, dated September 13, 2010.

99.2	Press Release titled China Green Agriculture, Inc. Provides Details on PRC Tax and SAIC Filings dated September 13, 2010.

99.3	PowerPoint slide presentation of China Green Agriculture, Inc. dated September 2010